                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                       November 18, 2008

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On November 18, 2008, Hancock Holding Company
issued a press release announcing that Leo W. Seal, Jr. passed away at the age of 84.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 18, 2008, headed "Leo W. Seal, Jr.,
                             passes at 84 - Leadership & vision ensure company's
                             soundness."

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 18, 2008

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
November 18, 2008

For More Information
---------------------
R. Paul Maxwell, VP & Corporate Communications Manager
1.800.522.6542 or paul_maxwell@hancockbank.com

Paul D. Guichet, VP, Investor Relations Manager
1.800.522.6542 or paul_guichet@hancockbank.com
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                                          Leo W. Seal, Jr., passes at 84
                                  Leadership & vision ensure company's soundness

BAY ST. LOUIS, MS (November 18, 2008) - An icon of Gulf South banking is gone.  However, his legacy - an extraordinary six decades of visionary business, economic, civic, and philanthropic leadership - continues to sustain the financial services company that he led for almost three-fourths of his remarkable career.

     Leo W. Seal, Jr., succeeded his father as president of Gulfport based Hancock Bank in 1963 and continued to serve as president of Hancock Holding Company, parent company of Hancock Bank, until his death last night following an extended illness.  He was 84.

     "Ensuring value for Hancock Bank's shareholders and customers and facilitating opportunities for the Gulf
South remained foremost in Leo Seal's every business decision during the past 60 years.  His guidance perpetuated a 109-year-old promise that has carried Hancock Bank safely through a century of wars, recessions, natural disasters, and economic uncertainty.  Likewise, he insisted on a management succession strategy that preserves
Hancock as one of America's strongest banks.  His death is a tremendous loss to all of us.  But, his foresight will preserve that founding pledge and support us in carrying on Hancock's trademark strength and stability,"
said Hancock Holding Company Chairman George A. Schloegel, who rose from 16-year-old Hancock Bank mailroom runner to CEO under Seal's 50-year tutelage.

     Seal, a native and lifelong resident of Bay St. Louis, began his Hancock Bank career in 1947 as a runner and worked in every department of the bank.  An imposing six-feet-two-inches tall, Seal was as giant of heart as he was in stature and achievement.  His shrewd, conservative business acumen belied a humble, generous spirit that benefited numerous organizations and individuals - in many instances, anonymously - throughout his beloved South
Mississippi and Hancock County.  Seal was a passionate and active champion for well-planned economic development and held principal positions in every major Mississippi banking and economic development association.  The former
Mississippi State University Alumnus of the Year and World War II veteran was a man of great faith, a patriot, and an avid Bulldog who treasured his family, held great pride for his U.S. Army service, and reveled in college spirit reminiscent of his days as a star lineman for his alma mater.

     "Leo Seal loved his God, his family, his country, his company, and his university.  His service preserved our freedom.  His mentorship inspired hundreds of young bankers.  His benevolence made life easier and better for countless citizens.  He funded education for literally hundreds of young Mississippians, most of whom never knew who their benefactor was.  He helped assure Hancock's financial soundness during the most challenging periods and still leads us in upholding that strength and stability.  Mississippi has lost a tremendous asset, but his core values live on through the many people whom he touched through the years," said Hancock Holding Company Chief
Executive Officer John M. Hairston, a fellow MSU graduate and Seal mentoree.

                                                            - more -

     "It was a rare gift to have learned from an individual who had incredible long-term vision and heartfelt concern for his community.  We were, indeed, privileged to share life experiences with such a man," Hairston added.

     Carl J. Chaney, Hancock Holding Company CEO, helped expand Hancock's Gulf South footprint under Seal's wise direction.  Seal was a sought-after consultant for economic development along the I-10 corridor from south central Louisiana to north Florida.  His keen historical perspective, astute business know-how, and perceptive, often candid, observations proved invaluable to the success of local, state, and regional economic development.

     "From leading conversion of the Port of Gulfport to state ownership, to helping bring Stennis Space Center to Hancock County and chairing the Infinity project, to protecting and growing the Bank's shareholder value, Leo
Seal's accomplishments attest to his commitment to the hometowns, people, and company he loved so dearly.  He helped rebuild the Coast from three major hurricanes.  During 60 years of economic change, he helped Hancock succeed in growing from a $14 million bank with three branches in two Mississippi counties to a $7 billion financial services leader with 164 locations in four states.  During Leo's tenure, a shareholder who purchased
100 shares of Hancock stock for $3,500 in 1965 could watch the value of those shares increase to nearly $1 million today," Chaney said.

     Seal was preceded in death by his father, Leo W. Seal, Sr., and his mother, Rebecca Baxter Seal.  His immediate survivors include his wife, Susie Pringle Seal; twin sons, Leo, III, and Lee; stepdaughter Maury
Rendeiro; stepson Gilbert Walker; grandchildren Leo W. Seal, IV, and Lucy Seal; and sister, Virginia Seal Wagner.

     Funeral arrangements in Bay St. Louis are pending.  Additional information regarding the location and time of services is forthcoming.

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